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                           L E A S E   C O N T R A C T

This Lease Agreement is made and entered into this 22 day of January 1995, by and between The Penn Mutual Life Insurance Company (hereinafter called "Lessor"), and 3DX Technologies, Inc., a Texas corporation (hereinafter called "Lessee"),

                             W I T N E S S E T H:

In consideration of the mutual covenants as set forth herein, Lessor and Lessee hereby agree as follows:

1.   LEASED PREMISES

     Lessor hereby leases to Lessee and Lessee hereby leases from Lessor approximately 8,603 square feet of Net Rentable Area ("NRA") on floor two (2), Suite 250 in the building known as Penn Woodbranch (hereinafter called "Building"), located at 12012 Wickchester, Houston, Harris County, Texas. The legal description of said property is contained in the attached Exhibit "A". The area hereby leased (hereinafter called "Leased Premises") in the Building is shown outlined and hatched on the floor plan (s) attached hereto and made a part hereof as Exhibit "B". Lessor shall have the right at any time and from time to time to change the name of the Building.

2.   NET RENTABLE AREA ("NRA")

     The NRA contained in the Leased Premises and the Building have been determined in accordance with Exhibit "C" hereto. The total NRA in the Building is hereby stipulated for all purposes hereof to be approximately 109,950 square feet, whether the same should be more or less as a result of minor variations resulting from actual construction and completion of the Building. The NRA of the Leased Premises represents 7.82% of the total NRA within the Building such percentage is hereafter referred to as "Tenant's Building Percentage".

3.   PARKING

     Tenant shall at all times during the Lease Term, lease parking rights for twenty-six (26) cars pursuant to the terms and conditions described in Exhibit "D" attached hereto.


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4.   LEASE TERM

     A. Subject to all and upon the conditions as set forth herein, or any addenda or exhibits hereto, this Lease shall continue in force for a term of five (5) years (sixty (60) months) commencing on the 1st day of March, 1995 and shall terminate on the 29th day of February, 2000.

     B. In the event the Leased Premises should not be ready for occupancy by the Commencement Date stated in Section 4A above, Lessor shall not be liable for any claims, damages or liabilities in connection therewith or by reason thereof, and the term of this Lease shall commence at the time that the Leased Premises are ready for occupancy by Lessee. Should the term of this Lease commence on a date other than that specified in Section 4A above for any reason, Lessor and Lessee will at the request of either, execute a declaration specifying the beginning date of the term of this Lease Agreement. In such event, rental under this Lease Agreement shall not commence until said revised Commencement Date, and the stated term in this Lease Agreement shall thereupon commence and the expiration date shall be extended so as to give effect to the full stated term.

5.   USE

     A. The Premises are to be used and occupied by the Lessee for the purpose of general office use only and for no other purposes.

     B. Lessee agrees not to commit or suffer to be committed on the Leased Premises any nuisance or other act or thing against public policy or which violates any law or governmental regulation or which is disreputable or which may disturb the quiet enjoyment of any other tenant of the Building of which the Leased Premises are a part.

     C. Lessee will not use, occupy, or permit the use or occupancy of these Leased Premises for any unlawful, disreputable, immoral or hazardous purpose; or maintain or permit the maintenance of any public or private nuisance; or do or permit any act or thing which may disturb the quiet enjoyment of any other tenant of the Building; or keep any substance or carry on or permit any operation which might emit offensive odors into other portions of the Building or permit anything to be done which would increase the fire insurance rate of the Building or contents.


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6.   BASE RENTAL OVER THE PRIMARY TERM HEREOF

     A. Lessee hereby agrees to pay without demand, deduction, abatement or setoff except as specifically provided for herein a base annual rental ("Base Annual Rental") equal to $11.00 multiplied by the Net Rentable Area (8,603 NRA) encompassed by the Leased Premises. The Lessee shall also pay, as additional rent (hereinafter called "Additional Rent"), all such other sums of money as shall become due from and payable by Lessee to Lessor under this Lease. The Lessor shall have the same remedies for default for the payment of Additional Rent as are available to Lessor in the case of a default in the payment of Base Rental.
          Subject to the provisions of this Lease regarding the prepayment of Base Rental and other amounts, such Base Rental, together with any adjustment of rent provided for herein then in effect, shall be due and payable on the first day of each calendar month during the term of this Lease and Lessee hereby agrees to so pay such rent to Lessor at Lessor's address as provided herein (or such other address as may be designated by Lessor from time to time) monthly in advance without demand. If the term of this Lease Agreement as heretofore established commences on other than the first day of a month, then the installments of Base Rental for such month or months shall be prorated and the installment or installments so prorated shall be paid in advance. All past due installments of rent shall bear interest at the maximum lawful rate per annum until paid.

7.   BASE RENTAL ESCALATION.

     A. In the event that the Operating Cost (as hereinafter defined) of Lessor's operation of the Building during any Lease Year of the Lease Term shall exceed the total Operating Cost of the Building for the calendar year 1995 on a per square foot of Net Rentable Area basis, grossed up to reflect ninety-five percent (95%) Building occupancy, Lessee shall pay to Lessor, as Additional Rent, its proportionate share of the increase in such Operating Cost. The proportionate share of such increase to be paid by Lessee shall be determined by multiplying the amount of such increase by Tenant's Building Percentage. Said Additional Rent shall be paid in the manner and at the times set forth in Section 8 below. The term "Lease Year" shall mean the twelve month period commencing January 1 and ending December 31.

     B. "Operating Cost", as said term is used herein, shall be defined as the operating expenses of the Building, which shall be computed on the accrual basis and shall consist of all expenditures by Lessor to maintain all facilities in operation during each Lease Year and such additional facilities in subsequent years as may be determined by Lessor to be necessary. All operating expenses shall be determined in accordance with generally accepted accounting principles, which shall be consistently applied. The term "operating expenses"


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          as used herein shall mean all expenses, costs and
          disbursements (but not replacement of capital investment items except those made for the purposes of reducing operating expenses, nor Lessor's home office expense, nor specific costs specially billed to and paid, or payable by specific tenants nor rental commissions) of every kind and nature which Lessor shall pay or become obligated to pay because of or in connection with the ownership and operation of the Building, including, but not limited to, the following:

          (1) Wages and salaries of all employees actually engaged in operation and maintenance of the Building, including taxes, insurance and benefits relating thereto.

          (2) all supplies and materials used in operation and maintenance of the Building.

          (3) Cost of all utilities including electric, gas, water, heating, lighting, air conditioning and ventilating the Building.

          (4) Cost of all maintenance and service agreements for the Building and the therein equipment, including security service, window cleaning, elevator maintenance and janitorial service.

          (5) Cost of casualty and liability insurance applicable to the Building and Lessor's personal property used in connection therewith.

          (6) All taxes and assessments and governmental charges whether Federal, State, County or Municipal, and whether they be by taxing districts or authorities presently taxing the Leased Premises or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building or their operation excluding, however, Federal and State taxes on income.

                It is agreed that Lessee will be responsible for ad valorem taxes on its personal property and on the value of all special leasehold improvements to the Leased Premises to the extent same are separately assessed. If any such taxes on leasehold improvements are paid by Lessor, Lessee will reimburse Lessor therefor upon receipt of a bill from Lessor, together with a reasonable supporting statement setting forth Lessor's calculation of the amount of such taxes chargeable to Lessee's Leasehold Improvements.

          (7) Cost of repairs and general maintenance undertaken by Lessor in its sole discretion on or of the Building (excluding only repairs and general structural maintenance, foundation and exterior walls of the Building, repairs and general maintenance paid by


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                proceeds of insurance or by Lessee or other third parties, and alterations attributable solely to tenants of the Building other than Lessee).

          (8) Cost of capital expenditures made for the specific purpose of installing equipment, devices, or materials intended to reduce operating expense of the Building or required by any governmental authority as a result of any legislation, ordinance, regulation or building code enacted after the effective date of this Lease Agreement. Such costs will be amortized over the reasonable useful life of such equipment, giving effect to its salvage value, on a straight-line basis together with interest at the rate of ten percent (10%) per annum on the unamortized balance. The annual amortization plus interest shall not exceed an amount determined by (i) calculating the operating expense as if no such capital expenditure has been made, and (ii) subtracting therefrom the actual cost of building operation of the Lease Year in question.

          (9) The Management Fee incurred by Lessor for the Manager of the Building calculated as a percent of base Rental plus Additional Rental. Said Management Fee shall be comparable to other comparable buildings in Houston, Texas.

                If any of the factors included in "Operating Cost" are not payable, billed or otherwise due so as to allow an accurate calculation of said factors annually (e.g., ad valorem taxes and long-term contracts), then Lessor, in its sole discretion, may estimate and prorate said factors on an annual basis, and said factors shall be properly adjusted by Lessor when they actually become due and payable.

     Notwithstanding anything to the contrary in Section 7.A.B. above, the following items shall be excluded from the Building Operating Cost in Lessor's operation of the Building and garage:

          (1) Repairs or other work occasioned by fire, windstorm or other casualty of an insurable nature, excluding deductible, or by the exercise of the right of eminent domain, to the extent covered by insurance;

          (2) Leasing commission, attorney's fees, costs and disbursement and other expenses incurred in connection with negotiations or disputes with tenants/Lessee, other occupants, or prospective tenants of other occupants, or purchasers or mortgagees of the Building;


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          (3)   Expenses incurred in renovating or otherwise improving or
                decorating, painting, or redecorating space for tenants/Lessee or other occupants or vacant space, excluding Building common areas;

          (4) Lessor's costs of electricity and other services sold to tenants/Lessee and for which Lessor is entitled to be reimbursed by tenants/Lessee as an additional charge or rental over and above the basic rent payable under the lease with such tenant/Lessee;

          (5) Except as otherwise provided herein, depreciation and amortization;

          (6) Expenses in connection with services or other benefits of a type which are not provided Lessee but which are provided to another tenant or occupant;

          (7) Costs incurred due to violation by Lessor or any tenant or other occupant of the terms and conditions of any lease;

          (8) Overhead and profit increment paid to subsidiaries or affiliates of Lessor for services on or to the real property, to the extent only that the costs of services exceed competitive costs of such services were they not so rendered by a subsidiary or affiliate;

          (9) Interest on debt or amortization payments on any mortgage or mortgages, and rental under any ground or underlying leases or lease;

          (10) Lessor's general partnership overhead, specifically excluding salaries directly associated with managing the Building, and Management Fees;

          (11) Any compensation paid to clerks, attendants, or other persons in commercial concessions operated by Lessor;

          (12)  Advertising and promotional expenditures;

          (13) Any costs, fines or penalties incurred due to violations by Lessor of any governmental rule or authority;

          (14) Costs incurred in connection with the sale, refinancing, mortgaging or selling or change of ownership of the Building, including brokerage commissions, attorneys' and accountants' fees, closing costs and interest charges;


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        (15)  Costs, fines, interest, penalties, legal fees or costs of litigation incurred due to the late payments of taxes, utilities, bills and other costs incurred by Lessor's failure to make such payments when due;

        (16) Costs or expenses for owning, leasing and/or maintaining sculpture, painting or other works of art (but excluding lobby plants which are leased) installed in and on the Building or the land;

        (17) State, local or federal personal or corporate income taxes measured by the income of Lessor from all sources or from sources other than rent alone, estate and inheritance taxes, franchise, succession and transfer taxes and interest on taxes and penalties resulting from failure to pay real estate taxes. Further, the amount of tax expenses paid by Lessee and attributable to tenant improvements, or tax expenses in connection with other alterations, additions, substitutions, and improvements done by or for the tenants in the Building which is separately assessed to and paid by such other tenants or directly received by Lessor from such other tenants, shall be excluded from Operating Costs;

        (18) Expenses and costs relating in any way whatsoever to the control, encapsulation, removal, replacement, repair and abatement of any hazardous materials within the Building, Leased Premises and the land;

        (19) Costs with respect to Lessor's central office, if any, or its operations conducted, or employees engaged, therein, except costs that directly relate to or are otherwise allocable to the land, the Building, or any portion thereof;

        (20) The costs of correcting defects in the construction of the Building or in the Building equipment, except that conditions (not occasioned by construction defects) resulting from ordinary wear and tear will not be deemed defects for the purpose of this category;

        (21) The cost incurred by Lessor or any other tenant of complying with building codes, any other governmental rule or requirement; however, the cost of complying with any building code or any other governmental rule or requirements enacted after this Lease is signed shall be borne by Lessee only in proportion to Lessee's Premises' share of the total Building; in no instance will Lessee pay any fines or penalties incurred by Lessor for failure to comply with such codes, rules or regulations unless code violations were committed by Lessee.

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8.  MONTHLY PAYMENT OF ESCALATION

    A. Lessor shall have the right to estimate and collect monthly in advance from Lessee the escalations of Operating Cost owned or to be owned by Lessee under Section 7, said monthly payments (the "Monthly Escalation Payments") to be in such amounts as are estimated in good faith by Lessor in its sole discretion. The Monthly Escalation Payments shall be due and payable at the same time as the Base Rental is due and payable under Section 6.

    B. Lessor shall, within the period of one hundred twenty (120) days after the close of any Lease Year for which Additional Rent may be due under the provisions of Section 7, give written notice thereof to Lessee, which notice shall also contain or be accompanied by a statement of the actual Operating Cost of Lessor's operation of the Building during the preceding Lease Year and by a computation of such Additional Rent. Failure of Lessor to give Lessee said notice within said time period shall not be a waiver of Lessor's right to collect said additional rent. When the Lessor presents Lessee with the statements of amounts due by Lessee for any escalation set out in Section 7, Lessee shall pay Lessor the difference between its proportionate share of said escalation and the amount of Monthly Escalation Payments actually made by Lessee during the preceding Lease Year, attributable to said escalation;
        or Lessee shall receive a credit therefore if Lessee's proportionate share is less than the amount of Monthly Escalation Payments actually collected by Lessor during the preceding Lease Year, said credit to be applied to the next accruing installments of Base Rental and Additional Rent.

    C. Notwithstanding any other provision herein to the contrary, it is agreed that in the event the Building is not fully occupied during the initial Lease Year or any subsequent Lease Year, an adjustment shall be made in computing the operating expenses for the Operating Cost for such period so that the cost of all utilities including electricity, gas, water, heating, lighting, air conditioning and ventilating the Building and the cost of furnishing the janitorial service to the Building shall be computed for such period as though the Building had been 95% occupied during such period.

    D. Lessee shall have the right to audit Lessor's books and records for the previous Lease Year relating to this Lease for which Additional Rental Payments described in this Section 8 become due. In the event that Lessee desires to conduct an audit of the Operating Cost, Lessor agrees to make its books and records regarding Operating Cost available to Lessee's auditors during business hours and to cooperate with such auditors. In the event the results of such audit correctly reflect that Operating Cost

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        for the calendar year 1995 (as adjusted for ninety-five percent (95%)
        occupancy) were understated by six percent (6%) or more, or that Operating Costs for any other such previous Lease Year relating to this Lease for which Additional Rental Payments described in this
        Section 8 became due were overstated by six percent (6%) or more, then Lessor shall pay for the costs of such audit. Any discrepancies revealed by any such audit shall be adjusted between Lessor and Lessee within thirty (30) days after the completion of such audit and the submission of the report.

9.  PREPAID RENT AND SECURITY DEPOSIT

    On the execution of this Lease Agreement by Lessee, Lessee shall be required to pay Lessor the sum of $141,949.44 (hereinafter referred to as "Prepaid Rent"), which sum shall be applied against the initial eighteen (18) month's Base Rental due hereunder. Lessee hereby agrees that said Prepaid Rent shall be paid as an inducement for Lessor to enter into this Lease Agreement with Lessee. The total amount of Prepaid Rent in addition to the Prepaid Additional Construction Allowance described in Exhibit "F" Section 2. of this Lease Agreement is equivalent to the majority of Lessor's up front lease cost Lessor has incurred in conjunction with this Lease Agreement. In the event Lessee should default in, or fail to timely perform any of its obligations contained in this Lease Agreement, or breach any of the terms, covenants, conditions or agreements herein contained prior to the expiration of the eighteenth (18th) month of the Lease Term, Lessee hereby agrees that the then unearned portion of said Prepaid Rent and Prepaid Additional Construction Allowance shall be retained by Lessor as a credit against any claims for damages Lessor may have against Lessee as described in Section 25. of this Lease Agreement. In addition, Lessee shall deposit, on the date hereof, the sum of $7,886.08 (the "Security Deposit") as security for Lessee's faithful performance of Lessee's obligations herein contained. If Lessee defaults in any manner (including the payment of any rents or other sums due hereunder) in the performance of Lessee's obligations herein contained, Lessor may use, apply or retain all or any portion of the Security Deposit for the payment of any rent or other sum in default or for the payment of any other sum or expense to which Lessee may become obligated by reason of such default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. Lessor and Lessee agree that the Security Deposit shall not be an advance payment of rent or other sums due hereunder, or a measure of Lessor's damages in case of Lessee's default. If Lessor shall use or apply any or all of the Security Deposit as herein provided, Lessee shall, on demand, deposit with Lessor the amount of the Security Deposit so used or applied by Lessor so that Lessor shall have the full Security Deposit on hand during the entire term of this Lease. Lessor shall not be required to separately account for the Security Deposit nor to maintain an escrow or separate account therefor. If Lessee performs all of Lessee's obligations hereunder, the Security Deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other

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     increment for its use, to Lessee (or, at Lessee's option, the last assignee, if any, of Lessee's interest hereunder) within sixty (60) days of the expiration of the term hereto, and after Lessee has vacated the Leased Premises. Lessor's right to so apply the Security Deposit shall in no manner limit, impair or otherwise affect any of Lessor's remedies set forth herein.

10.  SERVICE TO BE PROVIDED BY LANDLORD

     A. Subject to the rules and regulations hereinafter referred to, Lessor shall furnish Lessee, at Lessor's expense, the following services during the Lease Term:

         (1) Air conditioning and heating, at such temperatures and in such amounts as are reasonably considered to be standard for buildings which are comparable to and similarly located in the Katy Freeway submarket with the Building from 7:00 A.M. to 6:00 P.M. Monday through Friday, and from 7:00 A.M. to 12:00 noon on Saturday, but not on Saturday afternoons, Sundays and holidays (meaning New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). Overtime service for same shall be furnished only upon the request of Lessee, who shall bear the cost thereof at the standard hourly rate as computed by Lessor and charged to other tenants in the Building, said standard hourly rate currently being $26.00 per hour per floor.

         (2) Janitor service in and about the Building and the Leased Premises, five days per week in accordance with the specifications as listed in Exhibit "H".

         (3) Proper facilities to furnish sufficient electrical power for building standard lighting, typewriters, dictating equipment, calculating machines, personal computers, printers, copiers and other machines of similar low electrical consumption, but not including electricity required for electronic data processing equipment, special lighting in excess of building standard, or any other item of electrical equipment which singly consumes more than
              0.5 kilowatts per hour at rated capacity or requires a voltage other than 120 volts single phase. Lessee shall pay to Lessor monthly as billed, such charges as may be separately metered or as Lessor's engineer may compute for any electrical service in excess of that stated above.

         (4)  Water for drinking, lavatory, and toilet purposes.







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         (5)  Replacement of ballasts and fluorescent lamps in building standard ceiling-mounted fixtures installed by Lessor and incandescent bulb replacement in all public areas of the Building.

     B. No interruption or malfunction of any such services shall constitute an eviction or disturbance of Lessee's use and possession of the Leased Premises or Building or a breach by Lessor of any of its obligations hereunder or render Lessor liable for damages or entitle Lessee to be relieved from any or its obligation hereunder (including the obligation to pay rent) or grant Lessee any right of setoff or recoupment. In the event of any such interruption, however, Lessor shall use reasonable diligence to restore such service.

         Notwithstanding anything to the contrary in Section 10.B. above, Lessor and Lessee agree that there are certain Building services without which Lessee can not occupy the Leased Premises for the purposes for which it was originally leased. These services are heating, ventilation, air conditioning, electrical service, elevator service, water and plumbing services. Should Lessor fail to provide any one or more of these services for a continued period of five (5) working days or longer, then, to the extent that Lessor's failure to provide these services causes Lessee to be unable to use the Leased Premises for the purpose for which it was originally leased, rent shall abate (which abatement shall relate back to the first day on which such services were interrupted) proportionately to the extent that Lessee is not in occupancy until such service or services are restored. After a period of thirty (30) days during which Lessor has failed on a continual basis to provide any one or more of these services, or has failed to commence to repair or reinstall these services with due diligence, and such repair or reinstallation efforts have not been maintained with continuity, then Lessee, at its option, may cancel this Lease Agreement upon written notice to Lessor.

     C. Lessor shall provide security service for the Building during the weekends and after normal working hours during the week; however, Lessor shall have no responsibility to prevent, nor have liability to Lessee for losses due to theft or burglary or damages done by persons gaining access to the Leased Premises or the Building.

     D. Lessor shall furnish Lessee, free of charge, with two keys for each corridor door entering the Leased Premises, and additional keys will be furnished at a charge by Lessor equal to its cost plus 15% on an order signed by Lessee or Lessee's authorized representative. All such keys shall remain the property of Lessor. No additional locks shall be allowed on any door of Leased Premises, and Lessee shall not make or permit to be made any duplicate keys except those furnished by Lessor. Upon termination of

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         this Lease, Lessee shall surrender to Lessor all key of the Leased
         Premises and give to Lessor the explanation of the combination of all locks for safes, safe cabinets and vault doors, if any, in the Leased Premises.

     E. To provide and install, at Lessor's cost, all identification on the entry door to the Leased Premises, as set forth in the Work Letter Agreement (hereinafter defined). All such letters and numerals shall be in the Building's Standard graphics. Only Building Standard graphics may be used in any public area or openings on to public areas.

     F. Lessor agrees to furnish, at Lessor's cost, a Lobby Directory Board Strip identifying Lessee on the Lobby Directory Board. The cost of any changes or additions will be charged to Lessee.

11.  IMPROVEMENTS TO BE MADE BY LESSOR

     A. In preparing the Leased Premises for occupancy by Lessee, Lessor shall be required to bear the expense of installing the items (said items being considered as Building Standard items) listed on the certain Work Letter Agreement (the "Work Letter" attached hereto as Exhibit "F") by and between Lessor and Lessee relating to the Leased Premises, only to the extent that they so not exceed the respective allowances indicated in the Work Letter.

     B. Lessor will endeavor to comply with the mutually determined Lessee improvement schedule set forth in the Work Letter. After receipt of approved price estimate and construction drawings, Lessor will partition and prepare said Leased Premises in accordance therewith; however, Lessor shall not be required to install any partitions or improvements which are not in conformity with the plans and specifications for the Building or which are not approved by Lessor or Lessor's Architect, and Lessor shall be required to bear the expenses of installing the items in the Work Letter only to the extent that they do not exceed the respective allowances indicated in the Work Letter. Lessor hereby warrants that all improvements made to the Leased Premises shall be free from material defects in workmanship for a period of one (1) year after the Commencement Date.

12.  REPAIR AND MAINTENANCE

     A. Lessor will, at its own cost and expense, except as may be provided elsewhere herein, make necessary repairs of damage to the building corridors, lobby, structural members of the Building and equipment used to provide the services referred to in Section 10

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          above, unless any such damage is caused by acts of or omissions of
          Lessee, its agents, customers, employees or invitees, in which event Lessee will bear the cost of such repair. Lessee will promptly give Lessor written notice of any damage in the Leased Premises requiring repair by Lessor, as aforesaid.

     B. Lessee will not damage the Leased Premises or the Building and will maintain the Leased Premises in a clean, attractive condition and in good repair, except as to damage to be repaired by Lessor, as provided above. Upon termination of this Lease, Lessee will surrender and deliver up the Leased Premises in good order and repair, excepting ordinary wear and tear.

13.  FIRE OR OTHER CASUALTY

     A. The parties hereto mutually agree that if at any time during the Lease Term if fifty percent (50%) or more of the Leased Premises or of the Building are destroyed or totally destroyed by fire or other casualty covered by the fire and extended coverage insurance to be carried by Lessor under the terms hereof, then Lessor may, at its option, upon thirty (30) days written notice to Lessee, repair and restore the Leased Premises and Building as soon as it is reasonably practicable, to substantially the same condition in which the Leased Premises and the Building were before such damage, or it may terminate the Lease; provided, however, that in the event the Leased Premises are completely destroyed or so badly damaged that repairs cannot be commenced within sixty (60) days and completed within six (6) months thereafter, then this Lease shall be terminable as of the date of the occurrence of the damage or destruction by either party hereto serving written notice upon the other, and provided further, that in any event repairs have not been commenced within sixty (60) days from the date of said damage and thereafter completed within a reasonable time, in no case to exceed six (6) months, this Lease may be immediately terminated by Lessee as of the date of occurrence of the damage or destruction by serving notice upon the Lessor.

     B. In the event the Leased Premises are completely destroyed or so damaged by fire or other casualty covered by the fire and extended coverage insurance to be carried by Lessor under the terms hereof that it cannot reasonably be used by Lessee for the purposes herein provided and this Lease is not terminated as above provided, then there shall be a total abatement of rent until the Leased Premises are made usable. In the event the Leased Premises are partially destroyed or damaged by fire or other hazard so that the Leased Premises can be only partially used by Lessee for the purposes herein provided, then there shall be a partial abatement in the rent corresponding to the time and extent to which the Leased Premises cannot be used by Lessee.

     C. If the Leased Premises shall be damaged by fire or other casualty resulting from the fault or negligence of Lessee, or the agents, employees, licensees, or invitees of Lessee, then such damage shall be repaired by and at the expense of Lessee, under the direction and supervision of Lessor, and rent shall continue without abatement subject to the provisions of Section 30.

14.  COMPLIANCE WITH LAWS

     Lessee will comply with all Federal, State, Municipal and other laws, ordinances, local restrictive covenants and rules and regulations applicable to the Leased Premises and the business conducted therein by Lessee.

     Lessor represents that as of the Commencement Date the Building, excluding all Leased Premises, will be in compliance with all applicable governmental requirements whose compliance is required as of the date thereof including, without limitation, the City of Houston Life Safety Code, the Americans with Disabilities Act of 1990 and the Clean Air Act, as currently interpreted by Lessor.

15.  INDEMNITY AND HOLD HARMLESS

     Lessee agrees to indemnify Lessor for, and hold Lessor harmless from and against all fines, suits, claims, demands, liabilities and actions (including reasonable costs and expenses of defending against such claims) resulting or alleged to result from any breach violation or non-performance of any covenant or condition hereof, or from the use or occupancy of the Leased Premises, by Lessee or Lessee's agents, employees, licensees, or invitees, for any injury to person or damage to property resulting from any act or omission or of negligence of any co-tenant, visitor or other occupant of the Leased Premises except as Lessor's own gross negligence may contribute thereto, for which gross negligence Lessor agrees to indemnify Lessee.

16.  ALTERATIONS, ADDITIONS AND IMPROVEMENTS

     Lessee covenants and agrees not to permit the Leased Premises to be used for any purpose other than that stated in the Use clause hereof, or make or allow to be made any alterations or physical additions in or to the Leased Premises which are visible from outside the Leased Premises, or place any signs on the Leased Premises, or place any safes or vaults (whether movable or not) upon or in the Leased Premises or make any alterations to the structural, mechanical or electrical components serving the Leased Premises, without first obtaining the written consent of Lessor. Any and all alterations, additions, and improvements, (including without limitations, partitions, wall-to-wall carpeting, paneling, wall coverings and any other article attached or affixed to the floor, wall, or ceiling of the Leased Premises, but excluding Lessee's unattached and removable trade fixtures, office supplies, furniture and equipment not attached to the Leased Premises) shall immediately upon the installation or construction thereof or attachment or affixing thereto become the property of Lessor, at Lessor's option, and shall remain upon and be surrendered with the Leased Premises as a part thereof at the expiration or sooner termination of this Lease, without disturbance or injury, Lessee hereby waiving, all rights to any payment, credit or compensation therefor. Lessee may remove its unattached and removable trade fixtures, office supplies, furniture and equipment not attached to the Leased Premises provided: (a) such removal is made prior to the expiration or sooner termination of the term of this Lease; (b) Lessee is not in default of any obligation or covenant under this Lease at the time of such removal; and (c) Lessee promptly repairs all damage caused by such removal in a good and workmanlike manner using high quality materials prior to the expiration or sooner termination of the term of this Lease; and if Lessee fails to remove the same prior to the expiration or sooner termination of the term when permitted hereby, such unattached and removable trade fixtures, office supplies, furniture and equipment shall automatically become the property of Lessor, Lessee hereby waiving all right to any payment, credit or compensation therefor and all rights thereto. Lessor shall have the option of requiring payment of estimated damage expenses in advance. If, however, Lessor so requests in writing, Lessee shall, prior to termination of this Lease, remove any and all alterations, additions, improvements, fixtures, equipment, and property placed or installed by Lessee in the Leased Premises and repair any damages caused by such removal in a good and workmanlike manner using high quality materials, and if Lessee fails to do so, to pay Lessor the cost incurred by Lessor in so doing, as additional rent.

17.  ASSIGNMENT

     A. Lessee shall not assign this Lease or sublease the Leased Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest without the prior express written permission of Lessor, and any attempt to do any of the foregoing without the prior express written permission of Lessor shall be void and of no effect. No space shall be listed or offered to any Broker for listing or advertisement, nor shall Lessee advertise for subletting, without the prior written approval of Lessor. Lessee must request Lessor's permission at least forty-five (45) days prior to any such assignment, sublease or other transaction, and provide Lessor with a copy of the proposed assignment or sublease and other such information as Lessor might request concerning the proposed sublessee or assignee to allow Lessor to make informed judgments as to the financial condition, reputation, operations and general desirability of the proposed sublessee or assignee. Within thirty (30) days after Lessor's receipt of Lessee's proposed assignment or sublease, and all required information concerning the proposed sublessee or assignee then Lessor shall have the option, at its sole discretion, to either (i) cancel and terminate this Lease as to the portion of the Leased Premises and the term of Lease with respect to which Lessor has been requested to permit such assignment, sublease or other transaction; and if Lessor elects to cancel and terminate this Lease as to the aforesaid portion of the Leased Premises and for the term proposed to be assigned or subleased, then the rent and other charges payable hereunder shall thereafter be proportionately reduced, (ii) consent to the proposed assignment or sublease, in which event, however, if the rent due and payable by any assignee or sublessee under any such permitted assignment or sublease exceeds the Base Rental and Additional Rent payable under this Lease for such space, Lessee shall pay to Lessor all such excess rent and other excess consideration within ten (10) days following receipt thereof by Lessee after deducting all marketing expenses (brokerage fees, advertising expenses, renovation cost, architectural fees and attorney fees), or, (iii) refuse its consent to the proposed assignment or sublease, which option shall deemed to be elected unless Lessor gives Lessee written notice providing otherwise.

         Notwithstanding anything to the contrary in Section 17.A. above, none of the provisions of said Section shall be applicable in the case of sublettings and assignments to Lessee's affiliates or successors of equal financial standing by merger, for which consent is hereby granted by Lessor provided Lessee gives Lessor written notice of such subletting or assignment.

     B. In any case where Lessor consents to an assignment or sublease of the leasehold, the undersigned Lessee will remain liable for the performance of all of the covenants, duties and obligations hereunder including, without limitation, the obligation to pay all rent and other sums herein provided to be paid, and Lessor shall be permitted to enforce the provisions of this instrument against the undersigned Lessee and/or any assignee or sublessee without demand upon or proceeding in any way against any other person.

     C. In any case where Lessor consents to any such assignment, sublease or other transaction, Lessor may require that Lessee pay to Lessor a reasonable sum as attorney's fees rising incident to such transaction and that the assignee or subtenant pay Lessor a reasonable sum incurred by Lessor in moving the assignee or subtenant in and out of the Leased Premises should Lessor provide such assistance; however, Lessor is under no obligation to provide such service.

18.  SUBORDINATION

     At the execution of this Lease, Lessor represents that neither the Building nor the land on which it is located is currently subject to a mortgage. Lessee accepts this Lease subject and subordinate to any mortgage, deed of trust, or any lien hereafter placed upon the Leased Premises, and to any renewals and extensions thereof; Lessee agrees that such mortgagee and/or beneficiary of any deed of trust, or other lien ("Lessor's Mortgagee") and/or Lessor shall have the right at any time to subordinate such mortgage, deed of trust, or other lien to this Lease on such terms and subject to such conditions as such Lessor's Mortgagee may deem appropriate in its discretion. Lessee agrees upon demand to execute such further instruments subordinating this Lease as Lessor or Lessor's Mortgagee may request and such attornment agreements as any such Lessor's Mortgagee shall request. In the event that Lessee shall fail to execute any such instrument promptly as requested, Lessee hereby irrevocably constitutes Lessor as attorney-in-fact to execute such instrument in Lessee's name, place, and stead, it being stipulated by Lessor and Lessee that such agency is coupled with an interest in Lessor and is, accordingly, irrevocable.

     With respect to any first lien mortgages, deeds of trust, or other liens entered into by Lessor and any mortgagee and/or beneficiary of any deed of trust or other lien (Lessor's mortgagee). Lessor shall use its best efforts to secure within sixty (60) days from the date same are entered into (or within sixty (60) days of lease commencement, as the case may be) a non-disturbance agreement in recordable form from Lessor's mortgagee for the benefit of Lessee that will be executed and delivered by Lessor's mortgagee to Lessee. The agreement should state that in the event of foreclosure, foreclosure sale, or deed-in-lieu of foreclosure, the successor to the Lessor agrees to recognize Lessee's rights under this Lease Agreement, and further agrees to assume and perform all obligations of the Lessor under this Lease Agreement.

19.  CONDEMNATION AND LOSS OR DAMAGE

     If the Leased Premises or any part thereof shall be taken or condemned for any public purposes to such an extent as to render the remainder of the Leased Premises, in the opinion of Lessor not reasonable suitable for Lessee's occupancy, this Lease shall, at the option of either party, forthwith cease and terminate. All proceeds from any taking or condemnation of the Leased Premises shall belong to and be paid to Lessor. In addition, Lessor shall not be liable or responsible to Lessee for any loss or damage to any property or persons occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority, or any other cause beyond the control of Lessor, or for any damage or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make any such repairs.

20.  ACCESS BY LESSOR

     Lessor, its agents, and employees shall have the right to enter any portion of the Leased Premises at all reasonable hours and with reasonable notice except in emergencies to examine the condition thereof, to make any repairs or alterations required to be made by Lessor hereunder, to show the Leased Premises to prospective purchasers or tenants and for any other purpose deemed reasonable by Lessor.

21.  LESSOR'S LIEN

     A. In additional to and cumulative of any statutory landlord's lien provided by law, Lessee hereby grants to Lessor and fixes in Lessor's favor a lien upon and a security interest in all goods, wares, equipment, fixtures, furniture, furnishings, improvement, and other personal property now or hereafter owned by Lessee which is presently or which may hereafter be situated on the Leased Premises, and all proceeds therefrom, including insurance proceeds which may accrue to Lessee in connection with such property, to secure payment of all rentals and other sums of money becoming due hereunder from Lessee, and to secure payment of any damages or loss which Lessor may suffer by reason of the breach by Lessee of any covenant, agreement, or condition contained herein, or any default of Lessee hereunder, and such property shall not be removed therefrom without the consent of Lessor until all arrearages in rent as well as any and all other sums of money then due to Lessor hereunder shall first have been paid and discharged and all the covenants, agreements, and conditions hereof have been fully complied with and performed by Lessee.

     B. If Lessee should default in or fail to timely perform any of its obligations contained in this Lease or breach any of the terms, covenants, conditions or agreements herein contained, Lessor may, in addition to any other remedies provided herein, after giving reasonable notice of the intent to take possession, enter upon the Leased Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, furnishings, improvements, and other personal property of Lessee situated on the Leased Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Lessee reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale the Lessor or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Lessee reasonable notice, the requirement of reasonable notice shall be met if such notice is given at least five (5) days before the time of sale. The proceeds from any such disposition, less any and all expenses in connection with the taking of possession, holding, and selling of the property (including reasonable attorney's fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this Section. Any surplus shall be paid to Lessee or as otherwise required by law and the Lessee shall pay any deficiencies forthwith. Upon request by Lessor, Lessee agrees to execute and deliver to Lessor a financing statement in a form sufficient to perfect the security interest of Lessor in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Texas. Lessor, at its election, may file a copy of this Lease as a financing statement. All exemption laws are hereby waived by Lessee. Lessor shall have and be entitled to all the rights and remedies afforded to a secured party under the Uniform Commercial Code enacted and in force in the State of Texas. The statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto.

          Notwithstanding anything to the contrary in Section 21.A.B. above, provided Lessee is not in default of any of the terms, conditions or covenants of this Lease. Lessor hereby agrees to subordinate the liens herein retained to Lessee's institutional lenders from time to time upon request.

22.  HOLDING OVER

     In the event of holding over by Lessee after expiration or termination of this Lease without the written consent of Lessor, Lessee shall pay as liquidated damages one hundred fifty percent (150%) of the Base Rental Rate for the entire holdover period. No holding over by Lessee after the term of this Lease shall operate to extend the Lease. In the event of any unauthorized holding over, Lessee shall indemnify Lessor against all claims for damages by any other Lessee to whom Lessor may have leased all or any part of the premises covered hereby effective upon the termination of this Lease. Any holding over with the consent of Lessor in writing shall thereafter constitute this Lease a lease from month to month.

23.  ATTORNEY'S FEES

     If either party successfully prosecutes an action against the other for a breach of this Lease then such successful party shall be entitled to recover its reasonable attorneys fees unless otherwise instructed by the courts.

24.  ASSIGNMENT

     Lessor shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building and property referred to herein, and in such event no further liability or obligation shall thereafter accrue against Lessor hereunder except that Lessor shall remain liable to Lessee for any loss by Lessee of the unearned credit to which it is entitled on account of the Prepaid Rent and the Prepaid Additional Construction Allowance within the initial eighteen (18) months of the Term of this Lease.

25.  DEFAULT BY LESSEE

     If default shall be made in the payment of any sum to be paid by Lessee under this Lease (no notice being required for default in payment of Base Annual Rental), or default shall be made in the performance of any of the other such covenants or conditions which Lessee is required to observe and to perform, and such non-monetary default shall continue for twenty (20) days after written notice to Lessee (said notice to be given pursuant to Section 34), or if the interest of Lessee under this Lease or any other property of Lessee shall be levied on under execution, attachment, or other legal process, or if a petition is filed or other action taken by or against Lessee in connection with a voluntary or involuntary case under the Federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or similar laws, or if any petition shall be filed by or against Lessee to delay, reduce or modify Lessee's debts or obligations, or if any petition shall be filed or other action taken to reorganize, modify, wind-up, liquidate, or dissolve Lessee's capital structure if Lessee be a corporation, partnership or other entity, or if Lessee be declared insolvent according to law, or if Lessee generally fails to pay its debts as they become due, or if assignment of Lessee's property shall be made for the benefit of creditors, or if a receiver, trustee, liquidator, assignee, custodian, sequestrator (or similar official) is appointed for Lessee or its property, or if Lessee shall abandon the Leased Premises during the term of this Lease or any renewals or extensions thereof (which shall mean that Lessee is absent from the Leased Premises for three (3) consecutive days [Saturdays, Sundays and holidays excluded] while Lessee is in default in the payment of any sum to be paid by Lessee hereunder), then Lessor may treat the occurrence of any one or more of the foregoing events as a breach of this Lease (provided that no such levy, execution, legal process or petition filed against Lessee shall constitute a breach of this Lease if Lessee shall vigorously contest the same by appropriate proceedings and shall remove or vacate the same within thirty (30) days from the date of its creation, service or filing) and thereupon, Lessor at its option, may have any one or more of the following described remedies in addition to all other rights and remedies provided herein or at law or in equity, all or which shall be cumulative:

     (1) Lessor may terminate this Lease and forthwith repossess the Leased Premises and expel or remove Lessee or any other person who may be occupying the Leased Premises, by force if necessary, without being liable for prosecution or any claim of damages therefor, the same being waived by Lessee, and Lessee agrees to pay to Lessor, on demand, and Lessor shall be entitled to recover forthwith, as liquidated damages, a sum of money equal to the total of (i) the cost of recovering the Leased Premises (including attorneys' fees and court costs), (ii) the unpaid rent earned and other sums due Lessor at the time of termination, plus interest thereon at the maximum lawful contract rate, (iii) the then present value of the balance of the rent for the remainder of the term (had such Lease not been terminated) less the then present value of the then fair rental value of the Leased Premises for such period (discounted at the rate of 10 percent per annum) and (iv) any other sum of money and damages owed by Lessee to Lessor, including the costs incurred by Lessor in removing Lessee's property and restoring the Leased Premises as required hereby.

     (2) Lessor may terminate Lessee's right of possession (but not the Lease) and expel or remove Lessee or any other person who may be occupying the Leased Premises, by force if necessary, without being liable for prosecution or any claim of damages therefor, the same being waived by Lessee, or may repossess the Leased Premises by forcible entry or detainer suit or otherwise, without demand or notice of any kind to Lessee and without terminating this Lease, in which event Lessor may, but shall be under no obligation so to do, relet the same or any part thereof either in Landlord's name or otherwise, for a term or terms, which at Lessor's option, be less than or exceed the balance of the term of this Lease, and for such rent and upon such other terms as shall be satisfactory to Lessor, and receive the rent therefor and apply such rent to the rent and other sums due Lessor hereunder, including costs incurred by Lessor in reletting. For the purpose of such reletting, Lessor is authorized to decorate or to make any repairs, changes, alterations or additions in or to Leased Premises that may be necessary or convenient, and if Lessor shall fail or refuse to relet the Leased Premises, or if the same are relet and a sufficient sum shall not be realized from such reletting after paying the following items (which shall be due to Lessor by Lessee): (i) the unpaid Base Rent and Additional Rent due hereunder earned but unpaid at the time of reletting plus interest thereon at the lesser of 18% per annum or the maximum lawful contract rate, (ii) the cost of recovering possession (including attorneys' fees and court costs); and (iii) all of the costs and expenses of such decorations, repairs, changes, alterations and additions and the expense of such reletting (including broker fees, advertising costs, and costs incurred in removing and storing Lessee's or other occupants property) and of the collection of the rent accruing therefrom; to satisfy the rent and other sums provided for in this Lease to be paid, then Lessee shall pay to Lessor as damages a sum equal to the amount of the rental reserved in this Lease for such period or periods, or if the Leased Premises have been relet, the Lessee shall satisfy and pay any such deficiency upon demand therefor from time to time and Lessee agrees that Lessor may file suit to recover any sums falling due under the terms of this Section 25 (2) from time to time, and that no delivery or recovery of any portion due Lessor hereunder shall be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Lessor, nor shall such reletting be construed as an election on the part of Lessor to terminate this Lease unless a written notice of such intention be given to Lessee by Lessor. In no event shall Lessee be entitled to any excess of rent (or rent plus other sums) obtained by reletting over and above the rent and other sums owed Lessor under this Lease. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for such previous breach.

(3)  Alter locks and other security devices at the Leased Premises.

     No act or thing done by the Lessor or its agents during the term hereby granted shall be deemed an acceptance of a surrender of the Leased Premises, whether by agreement or operation of law, it being understood that such surrender can be effected only by the written agreement by Lessor and Lessee. Receipt by Lessor of Lessee's keys to the Leased Premises shall not constitute an acceptance of surrender of the Leased Premises. No alteration of security devices and no removal or other exercise of dominion by Lessor over the property of Lessee or others at the Leased Premises shall be deemed unauthorized or constitute a conversion, Lessee hereby consenting after any default by Lessee in its obligations hereunder or failure of Lessee to timely perform the same or breach by Lessee of any of the terms, covenants, conditions or agreements herein contained, to the aforesaid exercise of dominion over Lessee's property within the Building. All claims for damages by reason of such re-entry and/or repossession and/or alteration of locks or other security devices are hereby waived as are all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings or other legal process. Lessee agrees that any re-entry by Lessor may be pursuant to judgment obtained, forcible detainer proceedings or other legal proceedings or without the necessity for legal proceedings, as Lessor may elect and Lessor shall not be liable in trespass or otherwise. In the event Lessor terminates the lease or takes possession of the Leased Premises as provided above, the Lessor shall not be obligated to relet the Leased Premises, nor shall Lessor be liable in any way whatsoever for failure to relet the Leased Premises or any part thereof, or in the event that the Leased Premises are relet, Lessor shall not be liable for failure to collect the rent thereof under such reletting, but Lessor shall have the option to relet, or attempt to relet, and in the event of reletting, Lessor may relet the whole or any part of the Leased Premises for any period, to any tenant, for any purpose. Lessee hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of the Lessor's obtaining possession of the Leased Premises.

26.  LESSOR'S RIGHT TO PERFORM LESSEE'S OBLIGATION

     If Lessee shall fail to perform any one or more of its obligations hereunder, within the time herein permitted, if any, Lessor, in addition to its other rights and remedies hereunder, shall have the right, without being under any obligation to do so and without thereby waiving such default, to make payment and/or remedy any default for the account of Lessee (and enter the Leased Premises for such purpose without being liable for prosecution of any claim for damages therefor) and thereupon Lessee shall be obligated to, and thereby agrees to, pay Lessor upon demand, all costs, expenses and disbursement incurred by Lessor in taking such remedial action, plus an additional amount of fifteen percent (15%) to cover Lessor's overhead in taking such action, plus interest thereon at the highest contract rate of interest per annum permitted by applicable law (or if no rate is applicable, at the rate of eighteen percent (18%) per annum), from the date of demand until paid, plus all reasonable legal expenses incurred by Lessor, including attorney's fees and court costs in connection therewith, and Lessee further agrees that Lessor shall not be liable for any damages resulting to Lessee from such action, whether caused by the negligence of Lessor otherwise.

27.  NON-WAIVER

     Failure of Lessor to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but Lessor shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, either in law or in equity.

28.  INSURANCE BY LESSOR

     Lessor shall maintain fire and extended coverage insurance of net less than eighty percent (80%) of the replacement value of the portion of the Building constructed by Lessor. Said insurance shall be maintained in an insurance company authorized to do business in the State of Texas, and at the expense of Lessor, and payment for losses thereunder shall be made solely to Lessor, subject, however, to the rights of the holder of any first lien, mortgage or deed of trust which may now or thereafter encumber the Building of which the Leased Premises form a part. If the annual premiums to be paid by Lessor shall exceed the standard rates because Lessee's operations result in extra-hazardous exposure, Lessee shall promptly pay the excess amount of the premium upon the request by Lessor.

29.  INSURANCE BY LESSEE

     A. Lessee shall at all times during the term of this Lease, at its own expenses, maintain a policy or policies of insurance with premiums fully pain in advance, issued by and binding upon a solvent insurance company approved in writing by lessor, insuring all of Lessee's personal property located in the Leased Premises and the improvements placed upon the Leased Premises by Lessee (including all items covered by Lessee's plans as approved by Lessor) against loss or damage by fire, explosion or other hazard and contingencies for the full insurable value thereof.

     B. Lessor and Lessee, each at their respective expense, shall maintain a policy or policies of comprehensive general liability insurance with the premiums thereon fully paid in advance issued by and binding upon a solvent insurance company (Lessee's insurance company to be approved in writing by Lessor), such insurance to afford minimum protection of not less than $300,000 in respect of personal injury or death to any one person and not less than $500,000 in the event of bodily injury or death to any number of persons in any one occurrence, and with limits of not less than $300,000 for property damage in any one occurrence, with overlying umbrella liability insurance coverage of not less than $1,000,000. Such policy or policies of public liability insurance shall contain a landlord's protective liability endorsement in favor of Lessor.

     C. The policy or policies of insurance to be maintained by Lessee shall name Lessee and Lessor as co-insured and shall contain an endorsement that such policies cannot be amended or modified as to Lessor without fifteen (15) days prior written notice. Lessee shall deliver duplicate original policies or certificates of insurance in form satisfactory to Lessor not less than twenty (20) days prior to the expiration of old policies.

30.  WAIVER OF SUBROGATION RIGHTS

     Anything in this Lease to the contrary notwithstanding, Lessor and Lessee each hereby waives any and all rights of recovery, claim, action or cause of action against the other, its agents, officers, or employees, for any loss of damage that may occur to the Leased Premises, or any improvements thereto, or said Building of which the Leased Premises are a part, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause which are or, which by the terms of this Lease are required to be insured against under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin including negligence of the other party hereto, its agents, officers or employees, and covenants that no insurer shall hold any right of subrogation against such other party.

31.  RULES AND REGULATIONS

     Lessee shall perform, observe and comply with the Rules and Regulations of the Building, as attached hereto and made a part hereof, as Exhibit "G". With respect to the safety, care and cleanliness of the Leased Premises and the Building, and the preservation of good order thereon, and, upon written notice thereof to Lessee, any changes, amendments, or additions thereto as from time to time shall be established and deemed advisable by Lessor for tenants of the Building. Lessor shall not have any liability to Lessee for any failure of any other tenant or tenants of the Building to comply with such Rules and Regulations.

32.  LESSOR'S MORTGAGE

     If the Building and/or Leased Premises are at any time subject to a mortgage and/or mortgage and deed of trust, then in any instance in which Lessee gives notice to Lessor alleging default by Lessor hereunder, Lessee will also simultaneously give a copy of such notice to Lessor's Mortgagee (provided Lessor or Lessor's Mortgagee shall have advised Lessee of the name and address of Lessor's Mortgagee) and each Lessor's Mortgagee shall have the right (but not the obligation) to cure or remedy such default during the period that is permitted to Lessor hereunder, plus an additional period of thirty (30) days, and Lessee will accept such curative or remedial action taken by Lessor's Mortgagee with the same effect as if such action had been taken by Lessor.

33.  ESTOPPEL

     Lessee will, at such time or times as Lessor may request, sign a certificate stating whether this Lease is in full force and effect; whether any amendments or modifications exist;

     whether there are any defaults hereunder; and such other information and agreements as may be reasonably requested.

34.  NOTICE

     Any notice which may or shall be given under the terms of this Lease shall, unless otherwise provided herein, be in writing and shall be either delivered by hand or sent by United States Registered or Certified Mail, postage prepaid, if for Lessor, to the Building office; or if for Lessee, to the Leased Premises. Such addresses may be changed from time to time by either party deemed given when delivered (if delivered by hand) or when postmarked (if sent by mail).

     LESSOR: The Penn Mutual Life Insurance Company
             c/o Trammell Crow Houston, Inc.
             1360 Post Oak Boulevard, Suite 1800
             Houston, Texas 77056-3022

     LESSEE: 3DX Technologies, Inc.
             12012 Wickchester Lane, Suite 250
             Houston, Texas 77079

35.  SEVERABILITY

     This Lease shall be construed in accordance with the laws of the State of Texas. If any clause or provision of this Lease is illegal, invalid or unenforceable, under present or future laws effective during the term hereof, then it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of both parties that in lieu of each clause or provision that is illegal, invalid or unenforceable, there be added as part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision to make such illegal, invalid or unenforceable clause or provision enforceable.

36.  SIGNS

     No signs of any kind or nature, symbol, or identifying mark shall be put on the Building, in the halls, elevators, staircases, entrances, parking areas or upon the doors or walls, whether plate glass or otherwise, of the Leased Premises nor within the Leased Premises so as to be visible from the public areas or exterior of the Building, without prior written approval of Lessor. All sign or lettering shall conform in all respects to the sign and/or lettering criteria established by Lessor. Lessor hereby grants permission to Lessee to display a company logo and sign on the reception room wall within the Leased Premises.

37.  QUIET ENJOYMENT

     Lessee, on paying the said Rent, and any Additional Rental, and performing the covenants herein agreed to be by it performed, shall and may peaceably and quietly have, hold and enjoy the Leased Premises for the said term.

38.  RELOCATION

     Throughout the term of this Lease or any renewal or extension thereof, the Lessor shall have the right and option, upon sixty (60) days notice to Lessee, to require the Lessee to relocate the Leased Premises to any substantially similar premises within the Building. In the event of Lessor's exercise of its option to relocate the Lessee in the manner hereinabove set forth, all reasonable expenses of moving the Lessee and of decorating the new Leased Premises shall be at the expense of the Lessor. In the event that comparable Leased Premises are not available within the Building, and the Lessee shall agree to relocate to less desirable premises or to reduce the size of the Leased Premises, the Lessor and the Lessee shall agree to a reduction in the amount of the Base Rental and the percentage of the Total Rentable Area contained within the Leased Premises so as to effect an equitable adjustment in rentals commensurate with the relocated Leased Premises.

     Notwithstanding anything to the contrary in Section 38, above, Lessor hereby agrees that Lessor shall not relocate Lessee more than once and that it shall not relocate Lessee except for the purposes of leasing Lessee's Leased Premises to a prospective tenant which would lease at least 25,000 square feet in the Building. Additionally, in the event that Lessor exercises its option to relocate Lessee, Lessor hereby agrees to grant Lessee a one (1) month rental abatement. Said one (1) month rental abatement shall be applied against the initial month of Lessee's Base Rental for Lessee's relocated Leased Premises.

39.  DEADLINE FOR RENEWAL OPTIONS

     Time is of the essence; and all performance due dates, time schedules, and conditions precedent to exercising a right shall be strictly adhered to without delay except where otherwise expressly provided.

40.  TENANT'S RIGHT TO TERMINATE AFTER FORECLOSURE

     In the event of foreclosure by any lienholder of the Building, Lessee shall not have a right to terminate this lease solely as a result of such foreclosure.

41.  SUITABILITY FOR INTENDED PURPOSES

     Lessor's duties and warranties are limited to those expressly stated in this lease and shall not include any implied duties or implied warranties, now or in the future. No representations or warranties have been made by Lessor other than those contained in the lease.

42.  ENTIRE AGREEMENT AND BINDING EFFECT

     This Lease and the Work Letter, together with all addenda or exhibits thereto, constitute the entire agreement between Lessor and Lessee; no prior written or prior or contemporaneous oral promises or representations shall be binding. Paragraph captions herein are for convenience only, and neither limit nor amplify the provisions of this Lease. The provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties, but this provision shall in no way alter the restriction herein in connection with assignment and subletting by Lessee.

43.  ALTERATION

     This Lease may not be altered, changed or amended, except by an instrument in writing signed by both parties hereto.

     EXECUTED in multiple counterparts, together with Exhibits A, B, C, D, E, F, G and H each of which shall have the force and affect of an original, on the day and year first written above.



                                      LESSEE:
                                      3D Technologies, Inc., a Texas corporation
WITNESS:

/s/  JOSEPH SCHUCHARDT                BY:  /s/  DOUGLAS C. NESTER
--------------------------------         ---------------------------------------
                                      NAME: Douglas C. Nester
                                           -------------------------------------
                                      TITLE: VP Exploration
                                            ------------------------------------

                                      LESSOR:
WITNESS:

/s/  [NAME ILLEGIBLE]                 BY:  /s/  MICHAEL S. BARON
--------------------------------         ---------------------------------------
                                      NAME: Michael S. Baron
                                           -------------------------------------
                                      TITLE: Assistant Vice President and
                                               Director, Real Estate Equity
                                            ------------------------------------

                                  [Letterhead]


March 1, 1995


Mr. Douglas C. Nester
Vice President
3DX Technologies
12012 Wickchester Lane, Suite 250
Houston, Texas 77079

Dear Mr. Nester:

In conformance with your Lease Agreement dated January 20, 1995 please let this letter serve to document that the base rental for your facility located at 12012 Wickchester, Suite 250 accrues as of March 1, 1995. The commencement date of the Lease Agreement shall be established as March 1, 1995 and shall continue until February 29, 2000. If you are in agreement with these dates, please so indicate by signing one copy of this letter and returning the copy to me.

New tenant rental coupons will be forthcoming for the 1995 calendar year. Rental coupons for future years will be mailed on an annual basis. Please enclose a rental coupon with each of your monthly payments to ensure proper coding.

We are pleased to have you as a valued tenant in the Penn Woodbranch Office Building. Do not hesitate to call should you have any questions or if we can be of service in any way.


Very truly yours,


TRAMMELL CROW HOUSTON, INC.          AGREED AND ACCEPTED:
Office Division
                                     3DX Technologies, Inc.

Jacquelyn L. Brown, CPM              By: /s/ Douglas C. Nester
Senior Property Manager                  -------------------------------
                                         Douglas C. Nester

                                     Title: Vice President Exploration
                                     Date:  March 2, 1995

JLB/kan